UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 2, 2026

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5701 N. Pima Road Scottsdale, Arizona	85250
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2026, Semiconductor Components Industries, LLC (the “Purchaser”), a Delaware limited liability company and wholly-owned subsidiary of ON Semiconductor Corporation, a Delaware corporation (“onsemi”), entered in an Agreement and Plan of Merger (the “Merger Agreement”) by and between Purchaser, Forge Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Purchaser (“Merger Sub”), Ferric, Inc., a Delaware corporation (“Ferric”) and, solely in its capacity as Stockholder Representative, Shareholder Representative Services LLC, a Colorado limited liability company. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will merge with and into Ferric, with Ferric surviving the merger as a wholly-owned subsidiary of Purchaser (the “Merger”).

Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, at the effective time of the Merger (the “Effective Time”), eligible securityholders of Ferric will be entitled to receive their applicable share of aggregate consideration of $600.0 million in cash, subject to customary purchase price adjustments for Ferric’s cash, indebtedness, transaction costs and working capital. In addition, eligible securityholders of Ferric as of the Effective Time will be entitled to receive their applicable share of up to an aggregate of $175.0 million in cash payable upon the achievement of certain specified revenue milestones, as set forth in the Merger Agreement.

The Merger Agreement contains customary representations, warranties, covenants and agreements. In addition, the Merger Agreement provides that the Merger is subject to the satisfaction or waiver of customary closing conditions, including the expiration or early termination of the applicable waiting period under the Hart-Scott-Rondino Antitrust Improvements Act of 1976, as amended. onsemi currently expects the Merger to close in the fourth quarter of 2026.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to, and incorporated by reference into, this Current Report on Form 8-K (“Form 8-K”). The Merger Agreement has been incorporated by reference into this Form 8-K to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about onsemi or Purchaser in any public reports that onsemi has filed with the Securities and Exchange Commission (the “SEC”).

Item 7.01. Regulation FD Disclosure.

On November 2, 2026, onsemi issued a press release announcing the execution of the Merger Agreement. The full text of the press release is attached as Exhibit 99.1 to, and incorporated by reference into, this Form 8-K.

The information under this Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included or incorporated in this Form 8-K could be deemed forward-looking statements, particularly statements related to the consummation and anticipated benefits of the proposed acquisition of Ferric, including but not limited to: forecasts about the pace, scale and direction of technological change and its impact on onsemi’s total addressable market opportunity; statements about onsemi’s ability to capitalize on such an opportunity; and the potential impact of each of the foregoing on onsemi’s operating results and financial condition. Forward-looking statements are often characterized by words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “anticipates,” “should,” or similar expressions, or by discussions of strategy, plans or intentions. All forward-looking statements in this Form 8-K are made based on onsemi’s current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Certain factors that could affect onsemi’s future results or events are described under Part I, Item 1A “Risk Factors” in onsemi’s 2025 Annual Report on Form 10-K filed with the SEC on February 9, 2026 and from time to time in onsemi’s other SEC reports. Readers are cautioned not to place undue reliance on forward-looking statements. onsemi assumes no obligation to update such information, which speaks only as of the date made, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated November 2, 2026, by and among, Semiconductor Components Industries, LLC, Ferric, Inc., Forge Merger Sub, Inc. and Shareholder Representative Services LLC, solely in its capacity as Stockholder Representative

99.1	Press Release, dated November 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit upon request by the SEC. Pursuant to Item 601(b)(2) of Regulation S-K, certain confidential information has been omitted by means of marking such information with asterisks because such information is (i) not material and (ii) of the type that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: November 2, 2026	By:	/s/ Paul Dutton
Paul Dutton
Senior Vice President, Chief Legal Officer and Secretary